                                                                   Exhibit 10.10


                                 NEW FOCUS, INC.

            FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "RIGHTS AGREEMENT") is entered into as of December 28, 1999, by and among New Focus, Inc., a California corporation (the "COMPANY"); Milton Chang and Chang Partners, a California Limited Partnership (together the "SERIES A HOLDERS"); Venture Lending and Leasing II, Inc., a Maryland corporation ("VENTURE LENDING AND LEASING"), holders of shares of Series D Preferred Stock of the Company (the "SERIES D PREFERRED"), holders of shares Series E Preferred Stock of the Company (the "SERIES E PREFERRED"), holders of shares of Series F Preferred Stock of the Company (the "SERIES F PREFERRED"), holders of Series G Preferred Stock of the Company and the additional purchasers (the "ADDITIONAL SERIES G PURCHASERS") of shares of the Series G Preferred pursuant to that certain Series G Stock Purchase Agreement dated November 23, 1999 and December 7, 1999.

                                    RECITALS:
                                    --------

         A. The Company, the Series A Holders, holders of Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred entered into that certain the Fourth Amended Registration Rights Agreement, dated as of November 23, 1999, setting forth their agreement and understandings with respect to certain rights and privileges accompanying the shares of the Series A Preferred Stock (the "SERIES A PREFERRED"), the Series D Preferred, the Series E Preferred, Series F Preferred and Series G Preferred (the "PRIOR REGISTRATION RIGHTS AGREEMENT").

         B. The obligations of each of the Additional Series G Purchasers to purchase their respective amounts of Series G Preferred shares is conditioned upon, among other things, the execution and delivery of this Rights Agreement by each of the Additional Series G Purchasers, the Company and the requisite signatories to the Prior Registration Rights Agreement.

         C. The Company, the Series A holders, the Series D holders, the Series E holders, the Series F holder and the Series G Holders desire to amend and restate the Prior Registration Rights Agreement to contain the rights set forth herein.

                                   AGREEMENT:
                                    ---------

         NOW, THEREFORE, in consideration for and of the foregoing and of the mutual promises, covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Registration Rights.

                  1.1 Definitions. As used in this Rights Agreement, the following terms shall have the following respective meanings:

                           (a) The terms "REGISTER," "REGISTERED" and
"REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the declaration or ordering of the effectiveness of such registration statement.

                           (b) The term "REGISTRABLE SECURITIES" means (i) any
and all shares of common stock of the Company ("COMMON STOCK") issued or issuable upon conversion of the Series A Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred (the "CONVERSION SHARES"),
(ii) any and all shares of Common Stock or other securities issued or issuable in respect of the Series A Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred, and (iii) any and all shares of Common Stock or other securities issued or issuable upon any conversion of the Series A Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred upon any stock split, stock dividend, recapitalization or similar event; provided, however, that any and all shares described in clauses
(i)-(iii) above which have been resold to the public shall cease to be Registrable Securities upon such resale and any shares as to which registration rights have terminated pursuant to Section 1.13 below shall cease to be Registrable Securities upon such termination.

                           (c) The terms "HOLDER" or "HOLDERS" means any person
or persons to whom Registrable Securities were originally issued, or will be issued, or qualifying transferees under subsection 1.10 hereof who hold Registrable Securities.

                           (d) The term "SERIES A INITIATING HOLDERS" means any
Holder or Holders holding fifty percent (50%) or greater of the aggregate of the Series A Preferred or Common Stock issued or issuable upon conversion thereof.

                           (e) The term "SERIES D, E, F, G INITIATING HOLDERS"
means any Holder or Holders holding fifty percent (50%) or greater of the aggregate of the Series D Preferred, Series E

Preferred, Series F Preferred and Series G Preferred or Common Stock issued or issuable upon conversion thereof.

                           (f) The term "SEC" means the Securities and Exchange
Commission.

                           (g) The term "REGISTRATION EXPENSES" shall mean all
expenses incurred by the Company in complying with subsections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for all Holders which are selling Registrable Securities under such registration statement, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                           (h) The term "SERIES A HOLDER AFFILIATES" means any
of the mother, father, descendants, brother(s), sister(s), or spouse of the Series A Holders or to any trustee or trustees for the benefit of any one or more of the foregoing (including such mother, father, brother(s), sister(s) or spouse).

                  1.2 Demand Registration.

                           (a) Series A Initiating Holders and Series D,E,F,G
Initiating Holders Request for Registration. In case the Company shall receive from the Series A Initiating Holders or the Series D, E, F, G Initiating Holders a written request that the Company effect a registration with respect to Registrable Securities other than the Common Stock, with respect to the lesser of (i) 20% of the outstanding Registrable Securities, or (ii) the reasonably anticipated aggregate price to the public of which (net of underwriting discounts and commissions) would be equal to at least Ten Million Dollars ($10,000,000), the Company will:

                                    (i) within ten (10) days give written notice
of the proposed registration to all other Holders; and

                                    (ii) as soon as practicable, use its best
efforts to effect all such registrations (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Series A Initiating Holders' or Series D,E,F,G Initiating Holders', as the case may be, Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect such registration pursuant to this subsection 1.2(a):

                                             (A) at any time prior to the
earlier to occur of (i) May 31, 2002 or (ii) six (6) months following the effective date of the registration statement under the Securities Act for the Company's initial registered underwritten public offering of its securities to the general public (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (the "IPO");

                                             (B) in any particular jurisdiction
in which the Company would be required to execute a general qualification or compliance unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act; or

                                             (C) after the Company has effected
two (2) such registrations pursuant to this subsection 1.2(a) and such registration has been declared or ordered effective.

         Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days, after receipt of the request or requests of the Series A Initiating Holders or the Series D,E,F,G Initiating Holders, as the case may be; provided, however, that if the Company shall furnish to such Initiating Holders, a certificate signed by the President of the Company stating that in the good faith judgment of the Company's board of directors (the "BOARD OF DIRECTORS"), it would be detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the furnishing of such a certificate of deferral; and provided further, however, that the Board of Directors shall not exercise such right to defer a filing more than once in any consecutive twelve (12) month period.

                           (b) Underwriting. If the Series A Initiating Holders
or the Series D, E, F, G Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to subsection 1.2(a), and the Company shall include such information in the written notice referred to in subsection 1.2(a)(i). In such event, the underwriter shall be selected by the Company and shall be reasonably acceptable to a majority in interest of the Series A Initiating Holders or of the Series D, E, F, G Initiating Holders, as the case may be. The right of any Holder to registration pursuant to subsection
1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters. Notwithstanding any other provision of this subsection 1.2, if the underwriter advises the

Series A Initiating Holders or Series D, E, F, G Initiating Holders, as the case may be, in writing that marketing factors require a limitation of the number of shares to be underwritten, such Initiating Holders shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

                           (c) Company Shares. If the managing underwriter has
not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited, and the price per share to be received for the Registrable Securities is not otherwise affected.

                  1.3 Company Registration.

                           (a) Registration. If at any time or from time to
time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2, S-3 or S-18, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                    (i) within thirty (30) days give to each
Holder written notice thereof; and

                                    (ii) include in such registration (and
compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.3(b) below.

                           (b) Underwriting. If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.3(a)(i). In such event the right of any Holder to registration pursuant to subsection 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this subsection 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, and (i) if such registration is the Company's IPO, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting, or (ii) if such registration is other than the Company's IPO, the underwriter may limit the amount of securities to be included in the registration and underwriting by the Company's shareholders; provided, however, the number of Registrable Securities to be included in such registration and underwriting under this subsection 1.3(b)(ii) shall not be reduced to less than thirty percent (30%) of the aggregate securities included in such registration without the prior consent of a majority of Series D, E, F, G Initiating Holders, voting together as one class, and the prior consent of not less than a majority of the Registrable Securities proposed to be included in such registration and underwriting held by all of the Holders, voting together as one class. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to subsection 1.3(a)(i) above; provided, however, that in no instance shall shares of any other selling shareholder or Registrable Securities held by the Series A Holders be included in such registration and underwriting if such inclusion would reduce the number of shares of Registrable Securities held by other Holders able to be included in such registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  1.4 Form S-3.

                           (a) Series A Preferred. In addition to the rights and
obligations set forth in subsection 1.2(a) above, if Holders of Series A Preferred holding twenty percent (20%) or more of the Registrable Securities held by all Series A Holders then outstanding ("SERIES A S-3 HOLDERS") request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities, the reasonably anticipated aggregate price to the public of which (net of underwriting discounts and commissions) would exceed One Million Dollars ($1,000,000) and the Company is then a registrant entitled to use Form S-3 to register the shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3); provided, however, the Company shall not be required to effect a registration pursuant to this subsection 1.4(a):

                                    (i) in any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (ii) if the Company, within ten (10) days of
the receipt of the request of the Series A S-3 Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), and does so file within said forty-five
(45) day period and makes reasonable efforts to cause such registration to become effective;

                                    (iii) during a period of sixty (60) days
following the effective date of a registration statement;

                                    (iv) if the Company has effected one (1)
registration pursuant to this subsection 1.4(a) within a twelve (12) month period from the date of such request;

                                    (v) if the Company has already effected five
(5) registrations pursuant to this Section 1.4(a); or

                                    (vi) if the Company shall furnish to such
Series A S-3 Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the furnishing of such a certificate of deferral; provided, however, that the Board of Directors shall not exercise such right to defer a filing more than once in any consecutive twelve (12) month period.

                                    (vii) In the event such Series A S-3 Holders
propose to offer the shares of Registrable Securities pursuant to this subsection 1.4(a) by means of an underwriting, the proposed underwriter(s) shall be selected by the Company and be reasonably acceptable to a majority in interest of the Series A-3 Holders. The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this subsection 1.4(a) and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of subsection 1.2(c) shall apply to all participants in such offering.

                           (b) Series D Preferred, Series E Preferred, Series F
Preferred and Series G Preferred. In addition to the rights and obligations set forth in subsection 1.2(a) above, if Series D Holders, the Series E Holders, the Series F Holders and Series G Holders together holding twenty percent (20%) or more of the Registrable Securities held by all Series D Holders, Series E Holders, Series F Holders and Series G Purchasers then outstanding ("SERIES D,E,F,G S-3 HOLDERS") request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities, the reasonably anticipated aggregate price to the public of which (net of underwriting discounts and commissions) would exceed One Million Dollars ($1,000,000) and the Company is then a registrant entitled to use Form S-3 to register the shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3); provided, however, the Company shall not be required to effect a registration pursuant to this subsection 1.4(b):

                                    (i) in any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (ii) if the Company, within ten (10) days of
the receipt of the request of the Series D,E,F,G S-3 Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), and does so file within said forty-five (45) day period and makes reasonable efforts to cause such registration to become effective;

                                    (iii) during a period of sixty (60) days
following the effective date of a registration statement;

                                    (iv) if the Company has effected one (1)
registration pursuant to this subsection 1.4(b) within a twelve (12) month period from the date of such request;

                                    (v) if the Company has already effected five
(5) registrations pursuant to this subsection 1.4(b); or

                                    (vi) if the Company shall furnish to such
Series D,E,F,G S-3 Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the furnishing of such a certificate of deferral; provided, however, that the Board of Directors shall not exercise such right to defer a filing more than once in any consecutive twelve (12) month period.

                                    (vii) In the event such Series D,E,F,G S-3
Holders propose to offer the shares of Registrable Securities pursuant to this subsection 1.4(b) by means of an underwriting, the proposed underwriter(s) shall be chosen by the Company and shall be reasonably acceptable to a majority of the Series D,E,F,G S-3 Holders, voting together as a single class. The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this subsection 1.4(b) and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of subsection 1.2(c) shall apply to all participants in such offering.

                  1.5 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to this Section 1 shall be borne by the Company except as follows:

                           (a) The Company shall not be required to pay for
expenses of any registration proceeding begun pursuant to subsection 1.2, the request for which has been subsequently withdrawn by the Series A Initiating Holders or the Series D,E,F,G Initiating Holders, as the case may be (in which case, such expenses shall be borne by the Holders requesting such withdrawal), unless such Holders agree to forfeit their respective rights to registration pursuant to Section 1.2; provided, however, that if at the time of such withdrawal the Initiating Holders have learned of a material adverse change in the condition or business of the Company from that known to the Initiating Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, the Holders shall not be required to pay and such expenses and shall retain their rights pursuant to subsection 1.2.

                           (b) The Company shall not be required to pay fees or
disbursements of legal counsel of a Holder unless all the Holders specify one special counsel.

                           (c) The Company shall not be required to pay
underwriters' fees, discounts or commissions relating to Registrable Securities.

                  1.6 Registration Procedures. In the case of each registration effected by the Company pursuant to this Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.5, at its expense the Company will:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or, if a shorter period, until securities included in the registration statement are sold, provided, however, that (i) such 120 day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120 day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by
Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the 1934 Act in the registration statement.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith, or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) Cause all such Registrable Securities registered
pursuant hereunder to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed.

                           (h) Furnish, at the request of any Holder requesting
registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  1.7 Indemnification.

                           (a) The Company will indemnify and defend each Holder
of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which a registration has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus incident to such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended, ("EXCHANGE ACT") or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, as incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; and provided further, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to a Holder who is either (i) an officer listed as an executive officer in the registration statement or prospectus incident to such registration statement or (ii) a director of the Company at the time of the statement, omission, or violation (a "MANAGEMENT HOLDER") unless such Management Holder has sold shares included in the registration statement.

                           (b) Each Holder will, if Registrable Securities held
by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and defend the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus incident to such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Holder in an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.7(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration net of underwriter's commissions and discounts.

                           (c) Each party entitled to indemnification under this
subsection 1.7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to a conflict of interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           (d) If the indemnification provided for in this
Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement(s) of a material fact or the omission(s) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

                           (e) The obligations of the Company and Holders under
this Section 1.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Rights Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           (f) The indemnification provided for in this Section
1.7 shall be superseded by indemnification provided for in an underwriting agreement entered into by the Company and an underwriter of Registrable Securities with respect to which a registration has been effected pursuant to this Rights Agreement.

                  1.8 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

                  1.9 Rule 144 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

                           (a) make and keep public information available, as
those terms are understood and defined in SEC Rule 144, after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                           (b) take such action, including the voluntary
registration of its common stock, under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the registration statement filed by the Company for the offering of its Securities to the general public is declared effective;

                           (c) file with the SEC in a timely manner all reports
and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                           (d) so long as a Holder owns any Registrable
Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

                  1.10 Transfer of Registration Rights. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2, 1.3, 1.4 and 1.9, may be assigned to a transferee or assignee of at least one hundred fifty thousand (150,000) shares (as adjusted for stock splits, stock dividends, recapitalization and like events) of a Holder's Registrable Securities not sold to the public, provided that the Company is given written notice by such Holder at the time of, or within a reasonable time after, said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The Company may prohibit the transfer of any Holders' rights under this subsection 1.10 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company. Notwithstanding anything else in this subsection 1.10, any Holder may transfer rights to a transferee of fewer than one hundred fifty thousand (150,000) shares (as adjusted for stock splits, stock dividends, recapitalizations and like events) of a Holder's Registrable Securities if such transferee is a subsidiary, parent, shareholder, member, general partner, limited partner, associated entity or a retired partner of such Holder.

                  1.11 Limitations on Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of a majority of the Registrable Securities held by the Holders of Series A Preferred or Common Stock issued or issuable upon conversion thereof, and a majority of the Registrable Securities held by the Holders of Series D, Series E Preferred, Series F

Preferred and Series G Preferred, voting together as one class, or Common Stock issued or issuable upon conversion thereof (which consent will not be unreasonably withheld) enter into any agreement, with any Holder or prospective Holder of any securities of the Company which would allow such Holder or prospective Holder to demand any registration or include such securities in any registration filed under subsections 1.2, 1.3 or 1.4 hereof if such inclusion would adversely affect the rights of any Holder (or any qualifying transferee under subsection 1.10) under such subsections, including reducing the number of shares of Registrable Securities of a Holder able to be included in any registration.

                  1.12 "Market Stand-Off" Agreement.

                           (a) Each Holder hereby agrees that, in connection
with the IPO, during the period of duration (not to exceed one hundred eighty
(180) days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that such agreement shall not be required unless all officers and directors of the Company and all holders of five percent or more of the Company's outstanding capital stock (on a common-equivalent basis) enter into similar agreements.

                           (b) Each holder of 5% or more of the Registrable
Securities at the time of any offering other than the IPO, hereby agrees that, in connection with such other offering, during the period of duration (not to exceed 90 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration.

         In order to enforce the foregoing covenants contained in subsections 1.12(a) and 1.12(b), the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of each such period of duration.

                           (c) Notwithstanding any provision of this Rights
Agreement to the contrary, Holders shall not be prohibited by the Company (except as prohibited by law) from acquiring or disposing of any shares of the Company offered or traded in the public market, including those shares offered in the IPO and traded thereafter or in any market that may develop pursuant to Rule 144A of the

Securities Act, but excluding any shares of the Company held by Holders at the time immediately prior to the IPO, to which this subsection 1.12(c) does not apply.

                  1.13 Termination of Registration Rights. The obligations of the Company pursuant to this Section 1 ("REGISTRATION RIGHTS") shall terminate with respect to any Holder on the earlier of (i) the date five (5) years after the closing of the IPO, or (ii) the date on which the Holder can sell all of his/her remaining Registrable Securities under Rule 144 during any three (3) month period.

         2.0 Holders' Right of First Offer.

                  2.1 If, at any time prior to the termination of this right of first offer pursuant to subsection 2.6, the Company should desire to issue in a transaction not registered under the Securities Act in reliance upon a claimed exemption thereunder, any Equity Securities (as defined in Section 2.7 below), it shall give the Series A Holders and each Holder of at least 150,000 shares of Series D Preferred (or Common Stock issuable upon conversion thereof), each holder of at least 200,000 shares of Series E Preferred Stock (or Common Stock issuable upon conversion thereof), each holder of at least 200,000 shares of Series F Preferred Stock (or Common Stock issuable upon conversion thereof) and each holder of at least 200,000 shares of Series G Preferred (or Common Stock issuable on conversion thereof) (each individually referred to herein as a "RIGHTS HOLDER" and, collectively, as "RIGHTS HOLDERS") the right to purchase such Rights Holder's pro rata share (or any part thereof) of all of such privately offered Equity Securities on the same terms as the Company is willing to sell such Equity Securities to any other person. Each Rights Holder's pro rata share of the Equity Securities shall be equal to that percentage of the outstanding Common Stock then held by such Rights Holder. For purposes of this subsection 2.1, the outstanding Common Stock shall include (a) outstanding shares of Common Stock, and (b) shares of Common Stock issued or issuable upon exercise and/or conversion of any then outstanding options, warrants, Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred Stock, Series G Preferred Stock or any other securities convertible into Common Stock.

                  2.2 Prior to any sale or issuance by the Company of any Equity Securities, the Company shall notify each Rights Holder in writing of its intention to sell and issue such securities, setting forth the terms under which it proposes to make such sale. Within twenty (20) days after receipt of such notice, each Rights Holder shall notify the Company in writing whether such Rights Holder desires to exercise the option to purchase such Rights Holder's pro rata share (or any part thereof) of the Equity Securities so offered. If a Rights Holder elects to purchase such Rights Holder's pro rata share, then such Rights Holder shall have a right of over-allotment such that if any other Rights Holder fails to purchase such Rights Holder's pro rata share of the Equity Securities, such Rights Holder(s) who have elected to purchase their pro rata shares may purchase, on a pro rata basis, that portion of the Equity Securities which such other Rights Holders elected not to purchase.

                  2.3 After termination of the twenty (20) day period specified in subsection 2.2 above, the Company may, during a period of sixty (60) days following the end of such twenty (20) day period, sell and issue such Equity Securities as to which (a) the Rights Holders have no right under this Section 2 to purchase, and (b) the Rights Holders do not indicate a desire to purchase, to another person upon the same terms and conditions as those set forth in the notice to the Rights Holders. In the event the Company has not sold the Equity Securities, or has not entered into an agreement to sell the Equity Securities, within said eighty (80) day period, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Rights Holders in the manner provided above.

                  2.4 If a Rights Holder gives the Company written notice that such Rights Holder desires to purchase any of the Equity Securities offered by the Company, payment for the Equity Securities shall be by check, or wire transfer, against delivery of the Equity Securities at the executive offices of the Company within ten (10) days after giving the Company such notice, or, if later, the closing date for the sale of such Equity Securities. The Company shall take all such actions as may be required by any regulatory authority in connection with the exercise by a Rights Holder of the right to purchase Equity Securities as set forth in this Section 2.

                  2.5 The right of first offer contained in this Section 2 shall not apply to the issuance by the Company of the following Equity Securities: (a) Common Stock reserved for issuance to employees, consultants, directors or officers of the Company pursuant to stock grant, stock purchase and/or stock option plans or any other stock incentive program, agreement or arrangement approved by the Board of Directors, (b) as part of an acquisition by the Company of all or substantially all of the assets or shares of another company or entity whether through a merger, exchange, reorganization or the like, (c) pursuant to equipment financing or leasing arrangements or in connection with strategic partnering transactions approved by the Board of Directors, (d) issued upon conversion of the Company's Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred or Series G Preferred, (e) issued in connection with any stock split, stock dividend, recapitalization or similar event or (f) issued in connection with an underwritten public offering of shares of the Company's capital stock.

                  2.6 The right of first offer contained in this Section 2 shall terminate upon the earlier to occur of (a) the closing of the IPO or (b) the closing of (i) a merger or consolidation of the Company with or into any other corporation in which the Company's shareholders shall own less than fifty percent (50%) of the voting securities of the surviving corporation or (ii) a sale, transfer, or disposition of all or substantially all of the assets of the Company, but only if the Company"s shareholders receive cash and/or publicly traded securities as consideration in such merger, consolidation or sale, transfer or disposition of assets.

                  2.7 The term "EQUITY SECURITIES" shall mean (a) Common Stock or Preferred Stock, rights, options or warrants to purchase Common Stock or Preferred Stock, (b) any security other than Common Stock or Preferred Stock having voting rights in the election of the Board of Directors, (c) any security convertible into or exchangeable for any of the foregoing except that Equity Securities shall not include the Series A Preferred, the Series B Preferred, the Series C Preferred, Series D Preferred, Series

E Preferred, Series F Preferred or Series G Preferred and (d) any agreement or commitment to issue any of the foregoing.

                  2.8 A Rights Holder's right to purchase any Equity Securities pursuant to this Section 2 may be assigned by a Rights Holder to an affiliate of a Rights Holder. For the purposes of this Section 2, an "AFFILIATE" shall mean any partner or shareholder of a Rights Holder or any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with a Rights Holder.

         3.0      Information Rights.

                  3.1 Annual Financial Information. As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, the Company will furnish to each Holder, so long as such Holder still holds shares of Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred, Series F Preferred or Series G Preferred, audited financial statements, including consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year and consolidated statements of income and surplus and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year and setting forth in each case in comparative form the Company's budget for such period.

                  3.2 Quarterly Financial Information. As soon as available and in any event within forty-five (45) days after the first three quarterly accounting periods, the Company will provide Holders of 150,000 or more shares of Preferred Stock unaudited quarterly income statement, statement of cash flows and a balance sheet for and as of such period and setting forth in each case in comparative form the Company's budget for such period.

                  3.3 Monthly Financial Information. As soon as available and in any event within thirty (30) days after the end of each month, the Company will provide Holders of 150,000 or more shares of Preferred Stock unaudited income statement, statement of cash flows and a balance sheet for and as of the end of such month and setting forth in each case in comparative form the Company's budget for such period.

                  3.4 Budget and Business Plan. As soon as available and in any event within thirty (30) days prior to the end of each fiscal year, the Company will provide Holders of 150,000 or more shares of Preferred Stock a budget and business plan for the next fiscal year.

                  3.5 Confidentiality of Information. Each Holder agrees that all disclosures and exchange of information between the Company and the Holder (including, without limitation, any exchange of information with any Holder in connection with rights to observe the Board of Directors) will not be disclosed to any person or entity without the prior written consent of the

Company; provided, however, that such consent shall not be unreasonably withheld and that notwithstanding the foregoing, each Holder may disclose such information without the prior written consent of the Company to (i) its partners, shareholders, legal counsel, professional accountants, associates or employees in order to evaluate this investment and as may be necessary to continue to evaluate the Company or (ii) pursuant to and only to the extent required law. Each Holder agrees that any recipient of information obtained by the Holder shall agree to be bound by the provisions of this subsection 3.5 with respect to such information; provided, however, that notwithstanding the foregoing, the Holders may include summary financial information concerning the Company and general statements concerning the nature and progress of the Company's business in their reports to their limited partners. Each Holder's obligations under this subsection 3.5 shall not apply to any information which:

                       (a) was in the public domain at the time it was communicated to the Holder by the Company;

                       (b) entered the public domain subsequent to the time it was communicated to the Holder through no fault of the Holder; (

                       c) was in the Holder's possession free of any obligation of confidence at the time it was communicated to the Holder by the Company, other than information provided or made available to the Holder in connection with the Holder's investment in the Series G Preferred Shares pursuant to this Agreement;

                       (d) was rightfully communicated to the Holder by a third party free of any obligation of confidence subsequent to the time it was communicated to the Holder by the Company;

                       (e) was disclosed by the Holder in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this Agreement; or

                       was independently developed by the Holder without using the confidential information of the Company.

                  3.6 Inspection. The Company shall permit Holders holding 150,000 or more shares of Series D Preferred, 250,000 or more shares of Series E Preferred, 250,000 or more shares of Series F Preferred, or 250,000 or more shares of Series G Preferred to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder; provided, however, that the Company shall not be obligated pursuant to this Section 3.6 to provide access to any information which the Company reasonably considers to be a trade secret or similar confidential information.

                  3.7 Observer Rights. As long as London Pacific Life & Annuity Company owns not less than one million (1,000,000) shares of Series G Preferred Stock (or an equivalent amount of Common Stock issued upon conversion thereof), the Company shall invite a representative of London Pacific Life & Annuity Company to attend all meetings of its Board of Directors in a nonvoting, observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if a majority of the Board reasonably believes that the representative's attendance at such meeting or access to such information would: (i) adversely affect attorney-client privilege between the Company and its counsel or (ii) involve a conflict of interest between the Company and London Pacific Life & Annuity Company on a material issue for the Company.

                  3.8 Termination of Covenants. The covenants set forth in subsections 3.1, 3.2, 3.3, 3.4 and 3.7 shall terminate and be of no further force and effect upon the earlier to occur of: (i) the IPO; (ii) the closing of a merger or consolidation of the Company with or into any other corporation in which the Company's shareholders shall own less than fifty percent (50%) of the voting securities of the surviving corporation; or (iii) the closing of a sale, transfer or disposition of all or substantially all of the Company's assets. The confidentiality provisions of Sections 3.5 and 3.7, however, shall survive any such termination.

         4.0      General.

                  4.1 Waivers and Amendments. With the written consent of the record or beneficial holders of at least sixty percent (60%) of the Registrable Securities held by the Holders of the Series D Preferred, the Series E Preferred, the Series F Preferred and the Series G Preferred, voting together as one class, the obligations of the Company and the rights of the Series D Preferred, the E Preferred, the Series F Preferred and the Series G Preferred under this Rights Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely). With the written consent of the record or beneficial holders of a majority of the Registrable Securities held by the Holders of the Series A Preferred, the obligations of the Company and the rights of the Series A Preferred under this Rights Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely). With the written consent of the record or beneficial holders of at least 60% of the Registrable Securities held by the Holders of the Series D Preferred, the Series E Preferred, the Series F Preferred and Series G Preferred, voting together as one class, and a majority of the Registrable Securities Holders held by the Series A Preferred, the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Rights Agreement; provided, however, that no such modification or amendment shall reduce the aforesaid majority of Registrable Securities consent requirement without the consent of all of the Holders of the Registrable Securities;

provided, further, that Section 3.7 hereof may only be amended or waived upon the written consent of London Pacific Life & Annuity Company. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Rights Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 4.1.

                  4.2 Additional Shareholders. Subject to the restrictions set forth in Section 2 hereof, any Holder of Series G Preferred who purchases those shares from the Company (each, an "ADDITIONAL SHAREHOLDER") may become a party to this Rights Agreement after the date hereof without the consent of any of the other parties hereto by executing a counterpart signature page to this Rights Agreement. As a condition to becoming a party to this Rights Agreement, each Additional Shareholder hereby agrees (i) that it shall be deemed to be a "Holder" for all purposes under this Rights Agreement, subject to and bound by all of the terms and conditions applicable to a "Holder" under this Rights Agreement, and (ii) to irrevocably terminate and waive all registration or similar rights applicable to any shares of capital stock in the Company held by such Additional Shareholder pursuant to any agreement or understanding of any kind other than those contained in this Rights Agreement, such termination and waiver to be effective immediately upon such Additional Shareholder's execution of the counterpart signature page hereto.

                  4.3 Governing Law. This Rights Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                  4.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  4.5 Entire Rights Agreement. Except as set forth below, this Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Rights Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

                  4.6 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be sent via facsimile, overnight courier service or mailed by certified mail, postage prepaid, return receipt requested, addressed or sent (i) if to a Holder, at the address or facsimile number of the Holder set forth in the Company's records, or at such other address or number as the Holder shall have furnished to the Company in writing, or (ii) if to the Company, at 2630 Walsh Avenue, Santa Clara, California 95051, facsimile: (408) 980-8883, or at such other address or number as the Company shall have furnished to the Holders in writing, and shall be effective upon

(i) delivery if sent by facsimile (with a confirming receipt); (ii) delivery to an overnight courier service; or (iii) three (3) days after deposit with the United States Post Office.

                  4.7 Severability. In case any provision of this Rights Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Rights Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

                  4.8 Titles and Subtitles. The titles of the sections and subsections of this Rights Agreement are for convenience of reference only and are not to be considered in construing this Rights Agreement.

                  4.9 Counterparts. This Rights Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereby have executed this Rights Agreement on the date first above written.

                                      "COMPANY"

                                      NEW FOCUS, INC., a
                                      California corporation


                                      By: ______________________________________
                                          Kenneth E. Westrick,
                                          President and Chief Executive Officer


                                      "SERIES A HOLDERS"

                                      MILTON CHANG


                                      __________________________________________
                                      (Signature)


                                      CHANG PARTNERS, A CALIFORNIA LIMITED
                                      Partnership


                                      By: ______________________________________

                                      Title: ___________________________________



                                      VENTURE LENDING AND LEASING II, INC.


                                      By: ______________________________________

                                      Title: ___________________________________

                                      "SERIES D HOLDERS"

                                      UT TECHNOLOGY PARTNERS, LDC


                                      By: ______________________________________

                                      Title: ___________________________________



                                      LIZABETH MOSES


                                      __________________________________________
                                      (Signature)


           [Fifth Amended and Restated Registration Rights Agreement]

                                      ROBERT L. BYER AND EVA M. BYER
                                      TRUSTEES FBO BYER FAMILY TRUST
                                      UTD 9/18/83


                                      __________________________________________
                                      Robert L. Byer, Trustee



                                      DOUGLAS R. BYER TRUST
                                      UTD 12/28/88


                                      __________________________________________
                                      Robert L. Byer, Trustee


                                      C.E. UNTERBERG, TOWBIN
                                      CAPITAL PARTNERS I, L.P.

                                      By: ______________________________________
                                      Title:   Robert Matluck, Member of the GP


                                      HAMBRO-SPINNER RENAISSANCE FUND


                                      By: ______________________________________

                                      Title: ___________________________________



                                      JOHN A. DEXHEIMER


                                      __________________________________________
                                      (Signature)

                                      BRETT MAXWELL

           [Fifth Amended and Restated Registration Rights Agreement]

                                      __________________________________________
                                      (Signature)



                                      MICHAEL GORDON


                                      __________________________________________
                                      (Signature)



                                      DAVID KING


                                      __________________________________________
                                      (Signature)


                                      LAMOREAUX PARTNERS

                                      By: ______________________________________

                                      Title: ___________________________________


                                      PHILLIP A. LAMOREAUX


                                      __________________________________________
                                      (Signature)


                                      DAVE OSBORNE


                                      __________________________________________
                                      (Signature)


           [Fifth Amended and Restated Registration Rights Agreement]

                                      ROGER HEWITSON


                                      __________________________________________
                                      (Signature)

                                      KEVIN KALKHOVEN


                                      __________________________________________
                                      (Signature)


                                      TONY S. HSU AND LILY PAO HSU, TRUSTEES OF
                                      THE TONY AND LILY HSU FAMILY TRUST DATED
                                      11/8/89


                                      By: ______________________________________

                                      Title: ___________________________________


                                      ANDREW CHASE AND LAURA CHASE, TRUSTEES OF
                                      THE CHASE 1991 REVOCABLE TRUST DATED
                                      4/2/91

                                      By: ______________________________________

                                      Title: ___________________________________


                                      THOMAS B. DAY


                                      __________________________________________
                                      (Signature)


           [Fifth Amended and Restated Registration Rights Agreement]

                                      JAY BERENTER


                                      __________________________________________
                                      (Signature)


                                      MARK DAY


                                      __________________________________________
                                      (Signature)


                                      PATRICK DAY


                                      __________________________________________
                                      (Signature)


                                      PAMELA YORK


                                      __________________________________________
                                      (Signature)


                                      ANTHONY RICHARD MULLER AND LARY LYNN H.
                                      MULLER, TRUSTEES OF THE ANTHONY RICHARD
                                      MULLER AND LARRY LYNN H. MULLER TRUSTS,
                                      U/D/T JULY 1, 1981

                                      By: ______________________________________

                                      Title: ___________________________________


           [Fifth Amended and Restated Registration Rights Agreement]

                                      C.E. UNTERBERG TOWBIN 401(k) PROFIT
                                      SHARING PLAN DTD 10/26/90 FBO ANDY ARNO


                                      By: ______________________________________

                                      Title: ___________________________________


                                      ANDREW ARNO ACF
                                      JESSE BENJAMIN ARNO U/NY/UGMA


                                      By: ______________________________________

                                      Title: ___________________________________

                                      ANDREW ARNO ACF
                                      MATTHEW ARNO U/NY/UGMA

                                      By: ______________________________________

                                      Title: ___________________________________


                                      GEORGE YULE


                                      __________________________________________
                                      (Signature)


                                      LINDEN PARTNERS LLC


                                      By: ______________________________________

                                      Title: ___________________________________


           [Fifth Amended and Restated Registration Rights Agreement]

                                      JEFFREY MOSKOWITZ


                                      __________________________________________
                                      (Signature)



                                      "SERIES E HOLDERS"

                                      MORGENTHALER VENTURES PARTNERS V, L.P.
                                      BY: MORGENTHALER MANAGEMENT PARTNERS V,
                                      LLP, ITS MANAGING PARTNER


                                      By: ______________________________________

                                      Title: ___________________________________


                                      U.S. VENTURE PARTNERS VI, L.P.
                                      AS NOMINEE FOR
                                      U.S. VENTURE PARTNERS VI, L.P.
                                      USVP VI AFFILIATES FUND, L.P.
                                      USVP VI ENTREPRENEUR PARTNERS, L.P.
                                      BY:  PRESIDIO MANAGEMENT GROUP VI, L.L.C.
                                           GENERAL PARTNER


                                      By: ______________________________________
                                          Michael P. Maher, Attorney in Fact



                                      KENNETH WESTRICK


                                      __________________________________________
                                      (Signature)


           [Fifth Amended and Restated Registration Rights Agreement]

                                      SPINNER GLOBAL TECHNOLOGY FUND, LTD.

                                      By: ______________________________________

                                      Title: ___________________________________



                                      UT TECHNOLOGY PARTNERS, LDC

                                      By: ______________________________________

                                      Title: ___________________________________

                                      ROBERT L. BYER AND EVA M. BYER TRUSTEES
                                      FBO BYER FAMILY TRUST UTD 9/18/83

                                      By: ______________________________________

                                      Title: ___________________________________

                                      DOUGLAS R. BYER :TRUST

                                      By: ______________________________________

                                      Title: ___________________________________


                                      "SERIES F HOLDER"


                                      INTEL CORPORATION


                                      By: ______________________________________

                                      Title: ___________________________________



           [Fifth Amended and Restated Registration Rights Agreement]

                                      "SERIES G PURCHASERS"


                                      LONDON PACIFIC LIFE & ANNUITY COMPANY

                                      By: ______________________________________

                                      Title: ___________________________________


                                      MORGENTHALER VENTURES PARTNERS V, L.P.
                                      BY: MORGENTHALER MANAGEMENT PARTNERS V,
                                      LLP, ITS MANAGING PARTNER


                                      By: ______________________________________

                                      Title: ___________________________________




                                      U.S. VENTURE PARTNERS VI, L.P.
                                      USVP VI AFFILIATES FUND, L.P.
                                      USVP VI ENTREPRENEUR PARTNERS, L.P.
                                      2180 ASSOCIATES FUND VI, L.P.
                                      By:  Presidio Management Group VI, L.L.C.
                                      Its General Partner

                                      By: ______________________________________
                                          Michael P. Maher/Attorney-in-Fact



                                      INTEL CORPORATION

                                      By: ______________________________________

                                      Title: ___________________________________



           [Fifth Amended and Restated Registration Rights Agreement]

                                      UT TECHNOLOGY PARTNERS, LDC

                                      By: ______________________________________

                                      Title: ___________________________________


                                      LAMOREAUX PARTNERS

                                      By: ______________________________________

                                      Title: ___________________________________



                                      PHIL LAMOREAUX


                                      __________________________________________
                                      (Signature)


                                      CLARK HARRIS


                                      __________________________________________
                                      (Signature)

                                      NANCY CASEY


                                      __________________________________________
                                      (Signature)

                                      SCHEFFEL & ASSOCIATES LLC


                                      By: ______________________________________

                                      Title: ___________________________________




           [Fifth Amended and Restated Registration Rights Agreement]

                                     DAVID SPIEGEL


                                     __________________________________________
                                     (Signature)



                                     WPG RAYTHEON NETWORKING FUND, L.P.


                                     By: ______________________________________

                                     Title: ___________________________________



                                     RAJ MEHRA


                                     __________________________________________
                                     (Signature)


                                     S. ROBERT SMITH AND CAROL J. SMITH FAMILY
                                     TRUST DATED MAY 1, 1998


                                     By: ______________________________________

                                     Title: ___________________________________



                                     SELIGMANN INVESTMENT OPPORTUNITIES (MASTER)
                                     FUND-NTV PORTFOLIO
                                     SELIGMANN NEW TECHNOLOGIES FUND, INC.
                                     By:  J. & W. Seligmann & Co. Incorporated,
                                     Its investment advisor

                                     By: ______________________________________

                                     Title: ___________________________________




           [Fifth Amended and Restated Registration Rights Agreement]